UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2026

Unusual Machines, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41961	66-0927642
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5728 Major Boulevard, Suite 250
Orlando, FL	32819
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 383-8983

N/A

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01	UMAC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 5, 2026, Unusual Machines, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, the Company’s stockholders voted (i) to elect five directors for a one-year term expiring at the next annual meeting of stockholders (Proposal 1); (ii) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); (iii) to approve of the warrant grant to the Company’s Chief Executive Officer (Proposal 3); and (iv) to approve an adjournment of the 2026 Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the 2026 Annual Meeting to approve any of the proposals presented for a vote at the 2026 Annual Meeting (Proposal 4), all as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 24, 2026.

Of the 49,956,505 shares of common stock outstanding and entitled to vote, 30,644,557 shares were represented at the 2026 Annual Meeting. Set forth below are the final voting results on each matter submitted to a vote of stockholders at the 2026 Annual Meeting.

Proposal 1. The Company’s stockholders voted to elect the following five individuals as directors to hold office for a one-year term expiring at the next annual meeting of stockholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Allan Evans	16,708,770	207,363	13,728,424
Cristina A. Colón	11,190,524	5,725,609	13,728,424
Robert Lowry	12,821,485	4,094,648	13,728,424
Sanford Rich	14,284,166	2,631,967	13,728,424
Jeffrey Thompson	15,046,551	1,869,582	13,728,424

Proposal 2. The Company’s stockholders voted to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. There were no broker non-votes on this proposal.

Votes For	Votes Against	Abstentions
30,137,614	459,768	47,175

Proposal 3. The Company’s stockholders voted to approve the warrant grant to the Company’s Chief Executive Officer.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,206,779	7,628,280	81,074	13,728,424

Proposal 4. The Company’s stockholders voted to approve the adjournment of the 2026 Annual Meeting, if necessary, to permit further solicitation and vote of proxies, with 20,042,162 votes for, 10,331,155 votes against and 271,240 abstentions. There were no broker non-votes on this proposal. Because there were sufficient votes at the time of the 2026 Annual Meeting to approve each of Proposals 1, 2 and 3, adjournment of the 2026 Annual Meeting was not necessary.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unusual Machines, Inc.

Date: October 7, 2026	By:	/s/ Brian Hoff
	Name:	Brian Hoff
	Title:	Chief Financial Officer

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